UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 27, 2010

Castle Brands Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-32849	41-2103550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 East 42nd Street, Suite 4700, New York, New York		10168
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(646) 356-0200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 27, 2010, Castle Brands Inc., a Florida corporation (the "Company"), issued promissory notes to each of Frost Gamma Investments Trust ($500,000), an entity affiliated with Phillip Frost, M.D., a director and principal shareholder of the Company, Richard J. Lampen ($100,000), the Company's President and Chief Executive Officer, Vector Group Ltd. ($200,000), a principal shareholder of the Company, Mark Andrews ($100,000), the Company's Chairman, and IVC Investments, LLP ($100,000), an entity affiliated with Glenn Halpryn, a director of the Company. Borrowings under the notes mature on June 21, 2012 and bear interest at a rate of 11% per annum. The notes may be prepaid in whole or in part at any time prior to maturity without penalty, but with payment of accrued interest to the date of prepayment.

The foregoing summary is qualified in its entirety by reference to the text of the form of note attached as exhibit 4.1 hereto and incorporated by reference herein.

Also on December 27, 2010, the Company entered into a letter agreement amending the terms of the promissory note previously issued to Betts & Scholl, LLC, an entity affiliated with Dennis Scholl, a director of the Company. The letter agreement provides that the quarterly installment payments of principal and interest due December 21, 2010 and March 21, 2011, each in the amount of approximately $107,000, shall not be due and payable until the maturity date of such note and shall bear interest, payable on such maturity date, at the rate of 11% per annum, compounded quarterly, effective as of December 21, 2010 for the December 21, 2010 installment and March 21, 2011 for the March 21, 2011 installment.

The foregoing summary is qualified in its entirety by reference to the text of the letter agreement attached as exhibit 4.2 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1 Form of Note, dated as of December 27, 2010, made by the Company.

4.2 Letter Agreement dated December 27, 2010 between the Company and Betts & Scholl, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

December 27, 2010	By:	/s/ Alfred J. Small

Name: Alfred J. Small
Title: SVP, CFO, Treasurer & Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Form of Note, dated as of December 27, 2010, made by the Company.
4.2	Letter Agreement dated December 27, 2010 between the Company and Betts & Scholl, LLC.